                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund: TA IDEX BlackRock Global Allocation Fund   Security Description: Common Stock

Issuer: Wells Fargo & Company                    Offering Type: US Registered
                                                 (US Registered, Eligible Muni, Eligible Foreign, 144A)

                                                                                                              IN COMPLIANCE
                 REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION             (YES/NO)
      -----------------------------------------   ------------------   ------------------------------------   -------------
 1.   Offering Date                                    11/06/08        None                                        N/A

 2.   Trade Date                                       11/06/08        Must be the same as #1                      YES

 3.   Unit Price of Offering                           USD 27.00       None                                        N/A

 4.   Price Paid per Unit                              USD 27.00       Must not exceed #3                          YES

 5.   Years of Issuer's Operations                        >3           Must be at least three years *              YES

 6.   Underwriting Type                                  FIRM          Must be firm                                YES

 7.   Underwriting Spread                           USD 0.675/SHARE    Sub-Adviser determination to be made        YES

 8.   Total Price paid by the Fund                    USD 742,500      None                                        N/A

 9.   Total Size of Offering                      USD 11,002,500,000   None                                        N/A

10.   Total Price Paid by the Fund plus Total       USD 87,363,900     #10 divided by #9 must not exceed           YES
      Price Paid for same securities purchased                         25% **
      by the same Sub-Adviser for other
      investment companies

11.   Underwriter(s) from whom the Fund               J.P. MORGAN      Must not include Sub-Adviser                YES
      purchased (attach a list of ALL syndicate     SECURITIES INC.    affiliates ***
      members)

12.   If the affiliate was lead or co-lead                YES          Must be "Yes" or "N/A"                      YES
      manager, was the instruction listed below
      given to the broker(s) named in #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                                        ----------------------------------------
                                        Artemis Brannigan
                                        Vice President, Portfolio Compliance
                                        BlackRock Investment Management, LLC

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. |_|

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund: TA IDEX Van Kampen Emerging Markets Debt          Security Description: Debt

Issuer: Columbia Government Intl 7.375% due 3/18/2019   Offering Type: Eligible Foreign
                                                        (US Registered, Eligible Muni, Eligible Foreign, 144A)

                                                                                                              IN COMPLIANCE
                 REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION             (YES/NO)
      -----------------------------------------   ------------------   ------------------------------------   -------------
 1.   Offering Date                                   01/06/2009       None                                        N/A

 2.   Trade Date                                      01/06/2009       Must be the same as #1                      YES

 3.   Unit Price of Offering                            $99.136        None                                        N/A

 4.   Price Paid per Unit                               $99.136        Must not exceed #3                          YES

 5.   Years of Issuer's Operations                        3+           Must be at least three years *              YES

 6.   Underwriting Type                                  FIRM          Must be firm                                YES

 7.   Underwriting Spread                                0.40%         Sub-Adviser determination to be made        YES

 8.   Total Price paid by the Fund                    $5,422,739       None                                        N/A

 9.   Total Size of Offering                        $1,000,000,000     None                                        N/A

10.   Total Price Paid by the Fund plus Total         $25,884,410      #10 divided by #9 must not exceed           YES
      Price Paid for same securities purchased                         25% **
      by the same Sub-Adviser for other
      investment companies

11.   Underwriter(s) from whom the Fund                BARCLAYS        Must not include Sub-Adviser                YES
      purchased (attach a list of ALL syndicate                        affiliates ***
      members)

12.   If the affiliate was lead or co-lead                YES          Must be "Yes" or "N/A"                      YES
      manager, was the instruction listed below
      given to the broker(s) named in
      #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                                        ----------------------------------------
                                        Eric Baurmeister

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. |_|

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund: IDEX - UBS Dynamic Alpha      Security Description: Mead Johnson Nutition Co-A.

Issuer: Mead Johnson Nutition Co.   Offering Type: US Registered
                                    (US Registered, Eligible Muni, Eligible Foreign, 144A)

                                                                                                              IN COMPLIANCE
                 REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION             (YES/NO)
      -----------------------------------------   ------------------   ------------------------------------   -------------
 1.   Offering Date                                   02/10/2009       None                                        N/A

 2.   Trade Date                                      02/10/2009       Must be the same as #1                      YES

 3.   Unit Price of Offering                            $24.00         None                                        N/A

 4.   Price Paid per Unit                               $24.00         Must not exceed #3                          YES

 5.   Years of Issuer's Operations                     104 YEARS       Must be at least three years *              YES

 6.   Underwriting Type                                  FIRM          Must be firm                                YES

 7.   Underwriting Spread                                $1.20         Sub-Adviser determination to be made        YES

 8.   Total Price paid by the Fund                    $19,200.00       None                                        N/A

 9.   Total Size of Offering                         $828,000,000      None                                        N/A

10.   Total Price Paid by the Fund plus Total         $6,000,000       #10 divided by #9 must not exceed           0.72%
      Price Paid for same securities purchased                         25% **
      by the same Sub-Adviser for other
      investment companies

11.   Underwriter(s) from whom the Fund             MORGAN STANLEY     Must not include Sub-Adviser                YES
      purchased (attach a list of ALL syndicate          & CO.         affiliates ***
      members)

12.   If the affiliate was lead or co-lead                YES          Must be "Yes" or "N/A"                      YES
      manager, was the instruction listed below
      given to the broker(s) named in #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                                        ----------------------------------------
                                        Sub-Adviser

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. |_|

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund: TA IDEX Van Kampen Emerging Markets Debt       Security Description: Debt

Issuer: United Mexican States 5.95% Notes due 2019   Offering Type: Eligible Foreign
                                                     (US Registered, Eligible Muni, Eligible Foreign, 144A)

                                                                                                              IN COMPLIANCE
                 REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION             (YES/NO)
      -----------------------------------------   ------------------   ------------------------------------   -------------
 1.   Offering Date                                   12/18/2008       None                                        N/A

 2.   Trade Date                                      12/18/2008       Must be the same as #1                      YES

 3.   Unit Price of Offering                            $99.784        None                                        N/A

 4.   Price Paid per Unit                               $99.784        Must not exceed #3                          YES

 5.   Years of Issuer's Operations                        3+           Must be at least three years *              YES

 6.   Underwriting Type                                  FIRM          Must be firm                                YES

 7.   Underwriting Spread                                0.30%         Sub-Adviser determination to be made        YES

 8.   Total Price paid by the Fund                    $8,678,000       None                                        N/A

 9.   Total Size of Offering                        $2,000,000,000     None                                        N/A

10.   Total Price Paid by the Fund plus Total        $100,000,000      #10 divided by #9 must not exceed           YES
      Price Paid for same securities purchased                         25% **
      by the same Sub-Adviser for other
      investment companies

11.   Underwriter(s) from whom the Fund              GOLDMAN SACHS     Must not include Sub-Adviser                YES
      purchased (attach a list of ALL syndicate                        affiliates ***
      members)

12.   If the affiliate was lead or co-lead                YES          Must be "Yes" or "N/A"                      YES
      manager, was the instruction listed below
      given to the broker(s) named in #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                                        ----------------------------------------
                                        Eric Baurmeister

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. |_|

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.